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                                                                   Exhibit 10.33

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                                                                                                                   LICENCE AGREEMENT
                                                                          ----------------------------------------------------------

                                                                                                   D     D     M     M     Y     Y
                           ----------------------------------------       ----------------------------------------------------------
                           AGREEMENT NR.:                                 AGREEMENT DATE:          2     4     0     3     9     9
                           ----------------------------------------       ----------------------------------------------------------

  ------------------------------------------------------------------       ---------------------------------------------------------
  1a      OPERATOR - REGISTERED ADDRESS                                    1b    OPERATOR - LOCATION
  ------------------------------------------------------------------       ---------------------------------------------------------
  REGUS (UK) LTD -  LONDON TRAFALGAR SQUARE                                REGUS COVENT GARDEN
  1 Northumberland Avenue                                                  BANK DETAILS: National Westminster Bank
  Trafalgar Square                                                         West Byfleet Branch, PO Box 320
  London WC2N 5BW                                                          5 Station Approach, Surrey, KT14 6YJ - UK
                                                                           Sort code: 60-23-40, Acct: 65707893

  ------------------------------------------------------------------       ---------------------------------------------------------
  2a      USER - REGISTERED ADDRESS                                        2b   USER - INVOICING ADDRESS (IF DIFFERENT)
  ------------------------------------------------------------------       ---------------------------------------------------------
  COMPANY NAME: Viant                                                      COMPANY NAME:
  ------------------------------------------------------------------       ---------------------------------------------------------
  CONTACT/TITLE: Robbie Vann-Adibe                                         CONTACT/TITLE:
  ------------------------------------------------------------------       ---------------------------------------------------------
  ADDRESS: 650 Townsend Avenue, third floor                                ADDRESS:
  ------------------------------------------------------------------       ---------------------------------------------------------
  San Francisco
  ------------------------------------------------------------------       ---------------------------------------------------------
  POST CODE: CA 94103          CITY:                                       POST CODE:                          CITY:
  ------------------------------------------------------------------       ---------------------------------------------------------
  STATE:                     COUNTRY: USA                                  STATE:                     COUNTRY:
  ------------------------------------------------------------------       ---------------------------------------------------------
  TELEPHONE: 001 415 659 3200                                              TELEPHONE:
  ------------------------------------------------------------------       ---------------------------------------------------------
  FACSIMILE: 001 415 659 3201                                              VAT
  ------------------------------------------------------------------       ---------------------------------------------------------

  3            FOR COMPANY USE ONLY                                        COMMENTS:
  -----------------------------------------------------------------        ---------------------------------------------------------

  User's Suite Room No.(s)         29                                      Viant may give two months' notice of termination during
                                                                           the initial term detailed in the agreement.
  -----------------------------------------------------------------        ---------------------------------------------------------

  or such other room within the accommodation as allocated by              At the end of the initial term, Viant will pay list price
                                                                           less ten per cent and may give two months' notice.
                                                                           ---------------------------------------------------------

  the Operator in substitution from time to time.                          At the end of the initial term, Viant may opt to pay list
                                                                           price and then only be liable to give one month's notice.
  -----------------------------------------------------------------        ---------------------------------------------------------
  Deposit Receipt            L7650.00                                      If there is a delay or problem in payment of an invoice,
                                                                           Viant may have ten days to cure. This is to allow For
                                                                           delays that may
  -----------------------------------------------------------------

  In respect of the agreed accommodation on behalf of                      occur when wiring money between continents and is
                                                                           specifically not to be construed as lengthening Regus
                                                                           payment terms by ten days.
                                                                           ---------------------------------------------------------

  Regus UK Ltd.                                                            IT conectivity & services are the subject of separate
                                                                           negotiation
  -----------------------------------------------------------------        ---------------------------------------------------------

  Standard Facility Fee      L3825.00          per calendar month
  -----------------------------------------------------------------        ---------------------------------------------------------
  VAT                  L669.38      D     D     M    M     Y     Y
  -----------------------------------------------------------------        ---------------------------------------------------------
  Term Commencement Date            1     2     0    4     9     9
  -----------------------------------------------------------------        ---------------------------------------------------------
                                    D     D     M    M     Y     Y
  -----------------------------------------------------------------        ---------------------------------------------------------
  Termination Date                  1     1     0    8     9     9
  ----------------------------------------------------------------------------------------------------------------------------------
  This LICENCE AGREEMENT (hereafter LA) is made between the User whose name appears in 2 above (hereafter "User") and the Operator whose registered name and address appear in 1a (hereafter "Operator"). The
  Accommodation is the upper ground floor, 90 Longacre, Covent Garden, London,
  WC2E 9RA (hereafter "Accommodation").
  ----------------------------------------------------------------------------------------------------------------------------------
  The User hereby confirms that The User has read and understood the terms and conditions overleaf and agrees to be bound thereby and The Operator agrees to provide the services and facilities as mentioned overleaf.
  ----------------------------------------------------------------------------------------------------------------------------------
  FOR AND ON BEHALF OF THE OPERATOR                                    FOR AND ON BEHALF OF THE USER
  ----------------------------------------------------------------------------------------------------------------------------------
  Name (printed):                                                      Name (printed): Robbie Vann Adibe
  ----------------------------------------------------------------------------------------------------------------------------------
  Title:                                                               Title:
  ----------------------------------------------------------------------------------------------------------------------------------
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
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  Date:                                                                Date:
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  Signature:                                                           Signature:
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